UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-206017	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2017, CNL Healthcare Properties II, Inc. through its operating partnership, entered into an agreement (the “Asset Purchase Agreement”) with Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC (the “Sellers”) to purchase a senior living community located in Pensacola, Florida, commonly known as Summer Vista Assisted Living Community (“Summer Vista”). The purchase price for Summer Vista is approximately $21.5 million, exclusive of closing costs and purchase price adjustments set forth in the Asset Purchase Agreement (the “Purchase Price”).

We anticipate that Summer Vista will be operated by SRI Management, LLC or its affiliate under a five-year management agreement with us. Summer Vista has 89 units (67 assisted living and 22 memory care units) in a resort style layout, opened in 2016, and reached stabilized occupancy within five months.

We have escrowed $150,000 of the Purchase Price as a deposit. We are currently conducting our due diligence investigation of the transaction and Summer Vista. The due diligence period will expire on April 3, 2017. If we are not satisfied with the results of this due diligence investigation, we may terminate the Asset Purchase Agreement at any time before the end of the due diligence period. Any deposit will be returned to us if we terminate the Asset Purchase Agreement during this due diligence period, but will become non-refundable if we do not terminate the Asset Purchase Agreement before the end of the due diligence period.

If the purchase of Summer Vista is consummated, we expect the Purchase Price will be funded from proceeds of our offering, as well as funds from a third-party financing, a commitment for which we do not have as of the date of this filing.

The Asset Purchase Agreement provides that the consummation of the acquisition of Summer Vista is subject to substantial conditions including:

•	No material adverse environmental changes related to Summer Vista;

•	Our receipt of applicable licenses and permits; and

•	The satisfaction of other conditions to the acquisition of Summer Vista set forth in the Asset Purchase Agreement.

The acquisition of Summer Vista is not expected to close until the second quarter of 2017. There can be no assurance that any or all contingencies will be satisfied and that the acquisition will ultimately be completed on the terms set forth above or otherwise. At the time of this filing, we cannot make any assurances that the consummation of the acquisition of Summer Vista is probable.

Cautionary Statement

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Healthcare Properties II, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our prospectus dated March 2, 2016, as supplemented and amended, and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust; and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Item 8.01	Other Events

In connection with the Asset Purchase Agreement, the Company issued a press release, a copy of which is attached herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement between Summer Vista Assisted Living, LLC, Hardcourt Development No. 2, LLC and CHP II Partners, LP, dated February 16, 2017

99.1	Press Release dated February 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

February 22, 2017

	By:	/s/ Kevin R. Maddron
Kevin R. Maddron
Chief Operating Officer, Chief Financial Officer and Treasurer